Exhibit 99.1

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Verdant Commercial Capital, LLC (the “Company”)
Wells Fargo Securities, LLC
(together, the “Specified Parties”)

Re: Verdant Receivables 2022-1, LLC – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “Hypothetical Securitization Pool 2022 09 revised $50mm pool CFF+Residual (updated Rate Floor) (sent).xlsx” provided by the Company on October 24, 2022, containing information on 503 equipment lease contracts (the “Contracts”) as of September 30, 2022 (the “Data File”), which we were informed are intended to be included as collateral in the offering of asset-backed notes by Verdant Receivables 2022-1, LLC (the “Transaction”). The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that Total Equipment Costs and Booked Residual Values were within $1.00, and Scheduled Payment Amounts were within 1.5%.

•	The term “Aspire” means the Company’s origination system.

•	The term “InfoLease” means the Company’s servicing system.

•	The term “Sources” means the following information provided by the Company from November 8, 2022 to November 17, 2022:

–	Equipment Financing Agreements (including any amendments thereto)

–	Partial Exemption Certificates

–	Equipment Invoices

–	Booking Forms

–	Screenshots from InfoLease containing information for each Sample Contract (defined below) including contract details and upfront sales tax payable journal entries (the “InfoLease Screenshots”)

–	Screenshots from Aspire containing the NAICS Codes (the “Aspire Screenshots”)

–	Dealer Fee Invoices

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the procedures below.

•	The term “Provided Information” means the Sources and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of 150 Contracts from the Data File (each, a “Sample Contract”). A listing of the Sample Contracts is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Contracts we were instructed to randomly select from the Data File.

B.	For each Sample Contract, we compared or recomputed the specified attributes listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Data File to the Sources for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Sources information is listed in the order of priority.

Attribute	Sources / Instructions
Obligor Name	Equipment Financing Agreement Variations due to truncation or abbreviation are not to be considered exceptions.
Obligor State	Equipment Financing Agreement
Industry (NAICS Code)	Booking Form, Equipment Financing Agreement, Partial Exemption Certificate, Aspire Screenshots
Total Equipment Cost

Equipment Invoice, Equipment Financing Agreement, InfoLease Screenshots, Booking Form, Dealer Fee Invoice.

For Sample Contracts #23 and #30, recompute as the difference between the total equipment cost on the Equipment Invoice and the subsidy amount on the Booking Form.

For Sample Contracts #2, #3, #14, #36, #44, #95, and #125, recompute as the sum of the equipment cost on the Equipment Invoice and the upfront sales tax payable on the InfoLease Screenshots.

For Sample Contract #62, recompute as the sum of the total equipment cost on the Equipment Invoice and the upfront sales tax payable on the InfoLease Screenshots and subtract the dealer fee on the Dealer Fee Invoice.

Original Term to Maturity (in months)	Equipment Financing Agreement, InfoLease Screenshot
Scheduled Payment Amount

Equipment Financing Agreement, Booking Form, InfoLease Screenshot

For Sample Contracts #54 and #55, recompute as the difference between the scheduled payment amount on the Equipment Financing Agreement and the maintenance fee on the Booking Form.

For Sample Contracts #2, #14, #16, #36, #44, #62, #95, and #125, recompute as the sum of the (i) scheduled payment amount on the Equipment Financing Agreement, and (ii) upfront sales tax payable on the InfoLease Screenshots divided by the Original Term to Maturity (in months).

Attribute	Sources / Instructions
First Payment Date (month and year)

Equipment Financing Agreement, InfoLease Screenshot

For Sample Receivable #98, the First Payment Date on the Equipment Financing Agreement was May 6, 2022, and June 6, 2022 in the Data File. The Company informed us that the lease commencement date was delayed until May 6, 2022 (as evidenced by the execution of the Equipment Financing Agreement on May 6, 2022). Because the payment was due in arears, the First Payment Date was delayed until June 6, 2022. This was not considered an exception.

Maturity Date (month and year)

Recompute by adding the Original Term to Maturity (in months) to the commencement date stated on the Equipment Financing Agreement or InfoLease Screenshot

For the 37 Sample Contracts with a Booked Residual Value greater than $0.00, consider the Maturity Date to be the residual option date, which is one month after the final payment date.

Booked Residual Value	Booking Form

We found such information to be in agreement except as listed in Exhibit B.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Contracts, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Contracts to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Contracts being securitized, (iii) the compliance of the originator of the Contracts with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Contracts that would be material to the likelihood that the issuer of the asset-backed notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, California
November 21, 2022

Exhibit A

The Sample Contracts

Sample Contract Number	Sample Contract ID(*)	Sample Contract Number	Sample Contract ID(*)	Sample Contract Number	Sample Contract ID(*)
1	2022001	51	2022051	101	2022101
2	2022002	52	2022052	102	2022102
3	2022003	53	2022053	103	2022103
4	2022004	54	2022054	104	2022104
5	2022005	55	2022055	105	2022105
6	2022006	56	2022056	106	2022106
7	2022007	57	2022057	107	2022107
8	2022008	58	2022058	108	2022108
9	2022009	59	2022059	109	2022109
10	2022010	60	2022060	110	2022110
11	2022011	61	2022061	111	2022111
12	2022012	62	2022062	112	2022112
13	2022013	63	2022063	113	2022113
14	2022014	64	2022064	114	2022114
15	2022015	65	2022065	115	2022115
16	2022016	66	2022066	116	2022116
17	2022017	67	2022067	117	2022117
18	2022018	68	2022068	118	2022118
19	2022019	69	2022069	119	2022119
20	2022020	70	2022070	120	2022120
21	2022021	71	2022071	121	2022121
22	2022022	72	2022072	122	2022122
23	2022023	73	2022073	123	2022123
24	2022024	74	2022074	124	2022124
25	2022025	75	2022075	125	2022125
26	2022026	76	2022076	126	2022126
27	2022027	77	2022077	127	2022127
28	2022028	78	2022078	128	2022128
29(**)	2022029	79	2022079	129	2022129
30	2022030	80	2022080	130	2022130
31	2022031	81	2022081	131	2022131
32(**)	2022032	82	2022082	132	2022132
33	2022033	83	2022083	133	2022133
34	2022034	84	2022084	134	2022134
35	2022035	85	2022085	135	2022135
36	2022036	86	2022086	136	2022136
37	2022037	87	2022087	137	2022137
38	2022038	88	2022088	138	2022138
39	2022039	89	2022089	139	2022139
40	2022040	90	2022090	140	2022140
41	2022041	91	2022091	141	2022141
42	2022042	92	2022092	142	2022142
43	2022043	93	2022093	143	2022143
44	2022044	94	2022094	144	2022144
45	2022045	95	2022095	145	2022145
46	2022046	96	2022096	146	2022146
47	2022047	97	2022097	147	2022147
48	2022048	98	2022098	148	2022148
49	2022049	99	2022099	149	2022149
50	2022050	100	2022100	150	2022150

(*)	The Company assigned a unique Contract ID to each Contract in the Data File. The Sample Contract ID’s referred to in this Exhibit are not the Company’s Contract ID’s.
(**)	Sample Contracts that we were informed by the Company were removed from the collateral pool for the Transaction.

A-1

Exhibit B

Exceptions List

Sample Contract Number	Sample Contract ID	Attribute	Per Data File	Per Sources
11	2022011	Industry (NAICS) Code	488490	488410
16	2022016	Scheduled Payment Amount	$290.91	$308.57
30	2022030	Total Equipment Cost	$372,793.47	$372,517.37
71	2022071	Industry (NAICS) Code	562111	484230
72	2022072	Industry (NAICS) Code	(not listed)	531190
116	2022116	Industry (NAICS) Code	332321	332322
119	2022119	Industry (NAICS) Code	(not listed)	525990
29	2022029	First Payment Date (month and year)	September 2021	November 2021
32	2022032	Maturity Date (month and year)	March 2026	September 2026
32	2022032	Original Term to Maturity	60	66
150	2022150	Original Term to Maturity	61	60

A-2